UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  December 4, 2006
                              ROCKETINFO, INC.
         (Exact name of registrant as specified in its charter)

           Delaware                                    98-0196717
         (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization                Identification No.)

     3101 West Coast Highway, Suite 210, Newport Beach, CA 92660
 (Address of principal executive offices)               (Zip Code)

Registrant's Telephone number, including area code:  (949) 548-0223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01 Other Events


ITEM 8.1 Other Events

On December 4, 2006, Rocketinfo issued a News Release discussing the completion of recent funding efforts. A copy of the News Release is attached hereto as exhibit 99.1. This information is being furnished under Item 7 (regulation FD Disclosure) and under Item 8.01 (other Events), pursuant to SEC Release No. 33-8216.

ITEM 9.0.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   News Release dated December 4, 2006


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 4, 2006


ROCKETINFO, INC.

   /s/Marco Hegyi
By:-------------------------------
   Marco Hegyi
   Chief Executive Officer